MH Elite Portfolio of Funds Trust

Supplement to Prospectus and

Statement of Additional Information

Dated January 1, 2014

Pursuant to approval by shareholders and the Board of Directors, MH Elite Portfolio of Funds, Inc. has merged into a new Delaware statutory trust named MH Elite Portfolio of Funds Trust (the “Trust”) effective January 1, 2014. The Trust will continue the operations of its predecessor New Jersey corporation, MH Elite Portfolio of Funds, Inc. The change will not affect the status of your account or your investment in any of the funds previously offered by MH Elite Portfolio of Funds, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE